UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 27, 2006
(Date of earliest event reported)

Inland American Real Estate Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51609	34-2019608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Our joint venture, Minto Builders (Florida), Inc., referred to herein as MB REIT, acquired the following property on the date indicated below:

On March 2, 2006, a wholly-owned subsidiary of MB REIT acquired a fee simple interest in approximately 14.4 acres of property in Louisville, Kentucky that contains an existing apartment complex known as Southgate Apartments.  MB REIT purchased this property from an unaffiliated third party, Southgate Group, LLC for an aggregate purchase price of approximately $19.5 million.  MB REIT purchased this property for cash and may later borrow monies using this property as collateral.

The purchase price for the transaction was determined through negotiations between the seller, on the one hand, and Inland American Business Manager and Advisor, Inc., our business manager, and Inland Real Estate Acquisitions, an affiliate of our sponsor, on the other.  In evaluating Southgate Apartments as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered including overall valuation of net rental income (defined as revenues from the tenants from rent and expense reimbursements less Southgate Apartment’s actual operating expenses), expected capital expenditures, costs of property maintenance, location, environmental  issues, demographics, quality of tenants, length of leases, price per square foot and occupancy.  Our business manager believes that Southgate Apartments is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, is adequately insured and has been professionally managed.

Certain of the agreements relating to the purchase are being filed as Exhibits 10.43 and 10.44 hereto, each of which is incorporated into this Item 2.01 disclosure by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Monadnock Marketplace, Keene, New Hampshire

On February 27, 2006, a subsidiary of MB REIT, MB Keene Monadnock LLC (referred to herein as MBKM), entered into loan documents as the borrower of approximately $26.8 million from Principal Commercial Funding, LLC (referred to herein as PCF).  MBKM’s obligations are secured by a first priority mortgage on the property commonly known as the Monadnock Marketplace located at 20 Ashbrook Road in Keene, New Hampshire.  MBKM also granted a security interest to PCF in, among other things, certain tangible and intangible personal property interests of MBKM related to the property.  The Monadnock Marketplace property was purchased by MB REIT on January 4, 2006.

The loan bears interest at the rates of 4.88% per annum for the first two years, 5.10% for the next two years, 5.30% for the fifth year and 5.45% through maturity.  MBKM is required to make interest-only payments on a monthly basis of approximately $108,925 beginning on April 1, 2006, $113,836 beginning on April 1, 2008, $118,300 beginning on April 1, 2010 and $121,648 beginning on April 1, 2011 until the loan matures on March 1, 2013, respectively.  The unpaid principal balance and all accrued unpaid interest thereon (if not sooner paid) and other indebtedness are due at maturity.  MBKM may, in certain circumstances, prepay the unpaid principal balance of the loan, in whole but not in part, along with all other indebtedness and a prepayment premium beginning the earlier of: (i) one year after PCF securitizes the loan or (ii) two years after the date of the first full debt service payment.  PCF is not required to securitize the loan.

The loan documents contain various customary events of default, including, among others, nonpayment of principal, interest, fees or other amounts; material representation or warranty that is materially false or misleading; violation of covenant prohibiting certain transfers and creation of certain encumbrances; and certain bankruptcy events. If an event of default occurs under the loan, then, subject to the customary cure rights granted to MBKM, PCF may declare the entire outstanding balance of the loan, including all accrued and unpaid interest, any prepayment premium and late charges and other amounts, to be immediately due and payable.

MBKM has also agreed to indemnify PCF against losses suffered by PCF arising from the presence or release of hazardous substances, among other things, on the property.  MB REIT has agreed to guaranty the obligations of MBKM under the loan documents, including the environmental indemnity given by MBKM.

Certain of the mortgage loan documents are being filed as Exhibits 10.45, 10.46 and 10.47 hereto, each of which is incorporated into this Item 2.03 disclosure by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(a)          Financial Statements

The required financial statements for Southgate Apartments will be filed in accordance with Rule 3-14 of the Securities and Exchange Commission Regulation S-X.

(d)         Exhibits

Exhibit 10.43:	Purchase Agreement dated November 29, 2005 between Southgate Group, LLC and Inland Real Estate Acquisitions, Inc.

Exhibit 10.44:	Assignment and Assumption of Purchase Agreement dated March 1, 2006 between Inland Real Estate Acquisitions, Inc. and MB Louisville Southgate, LLC.

Exhibit 10.45:	Loan Agreement made as of February 27, 2006 by and between Principal Commercial Funding, LLC and MB Keene Monadnock, L.L.C.

Exhibit 10.46:	Mortgage and Security Agreement made as of February 27, 2006 by and between MB Keene Monadnock, L.L.C. and Principal Commercial Funding, LLC

Exhibit 10.47:	Secured Promissory Note made as of February 27, 2006 by MB Keene Monadnock, L.L.C. in favor of Principal Commercial Funding, LLC

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer and Principal Accounting Officer
Date:	March 3, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.43	Purchase Agreement dated November 29, 2005 between Southgate Group, LLC and Inland Real Estate Acquisitions, Inc.

10.44	Assignment and Assumption of Purchase Agreement dated March 1, 2006 between Inland Real Estate Acquisitions, Inc. and MB Louisville Southgate, LLC.

10.45	Loan Agreement made as of February 27, 2006 by and between Principal Commercial Funding, LLC and MB Keene Monadnock, L.L.C.

10.46	Mortgage and Security Agreement made as of February 27, 2006 by and between MB Keene Monadnock, L.L.C. and Principal Commercial Funding, LLC

10.47	Secured Promissory Note made as of February 27, 2006 by MB Keene Monadnock, L.L.C. in favor of Principal Commercial Funding, LLC